AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Financial Services Fund
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund

Supplement dated August 5, 2008
to the American Independence Funds Institutional Class Prospectus Dated March 1, 2008

The Board of Trustees of the American Independence Funds Trust (the “Board”) has accepted the resignation of Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) as sub-adviser to the International Equity Fund. Effective July 1, 2008, the International Equity Fund will be managed by American Independence Financial Services, LLC (“AIFS”).

The day-to-day management of the International Equity Fund will be the responsibility of Mr. John J. Holmgren.

Mr. Holmgren joined AIFS in 2008 as Chief Investment Officer – Equities and is responsible for the oversight, development and implementation of equity strategies. Mr. Holmgren previously was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI), which was acquired by UBS (Paine Webber) in 1999. Mr. Holmgren was a UBS Managing Director and sat on the various UBS Global AM and O’Connor Investment and Management Committees. He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met.

Each reference to Barrow Hanley is hereby deleted and, as appropriate, replaced with a reference to AIFS.

The following schedule should replace the Fees and Expenses schedule for the Stock Fund on page 3:

SHAREHOLDER FEES
Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	None
Maximum deferred sales charge (as a percentage of
the Net Asset Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.00%
Distribution (12b-1) and Service Fees	None
Other Expenses(2)	0.41%
Total Annual Fund Operating Expenses
Before Reductions	1.41%
Expense Reductions(3)	-0.52%
Total Annual Fund Operating Expenses After
Reductions	0.89%

(1)

Other Expenses are based on estimated amounts for the current fiscal year and includes expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.

(2)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.89%. This reduction lowers the expense ratio and increases overall returns to investors.

Footnote 1 to each of the Funds’ Fees and Expenses tables should be replaced with the following:

(1)

Other Expenses are based on estimated amounts for the current fiscal year and includes expenses incurred from acquired fund fees and expenses, which do not exceed more than 0.01% of average net assets of the fund.

The following sentence should be added at the end of the Main Strategies section for each Fund:

The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following sentence should be added at the end of the Main Strategies section on page 9 for the International Equity Fund:

The International Equity Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes in equities.

The following sentence should be added at the end of the Major policies/limits section on page 14 for the Short-Term Bond Fund:

Short-Term Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds.

The following sentence should be added at the end of the Major policies/limits section on page 19 for the Intermediate Bond Fund:

The Intermediate Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds.

The last two paragraphs on page 29 should be replaced with the following:

Robert Campbell and Kenneth O’Donnell will share day-to-day management responsibilities for the Short Term Bond Fund.

Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 and is a member of the Structured Securities & Short Duration Team. Currently, he manages Funds of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate Funds. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

Robert Campbell and David J. Marmon will share day-to-day management responsibilities for the Intermediate Bond Fund.

David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon heads the Governments and MultiSector Team in New York, which includes global aggregate, global sovereign, international and core portfolios. Prior to his current role, he was responsible for managing FFTW’s Credit Team. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

On page 32 under the heading How to Buy Fund Shares, the following sentence should be inserted after the second sentence:

Please note that not all Funds are available for sale in all states.